UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

DECOY THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36812	47-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2450 Holcombe Blvd. Suite X Houston, TX (Address of principal executive offices)		77021 (Zip Code)

(713) 913-5608

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DCOY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 14, 2026, Decoy Therapeutics Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of May 22, 2026, the record date for the Annual Meeting, there were 531,968 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 225,548, or 42.4%, were present in person or represented by proxy, which constituted a quorum.

At the Annual Meeting, the stockholders voted and: (1) re-elected or elected each of the Company’s three nominees for Class II director; (2) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; and (3) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. To elect three Class II directors to serve until the 2029 annual meeting or until their successors are duly elected and qualified:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patricia Gauthier	23,204	4,110	12	198,222
Jonathan Lieber	22,964	4,349	12	198,223
Frederick E. Pierce	22,690	4,624	12	198,222

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,278	5,041	1,007	198,222

Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions
214,341	9,584	1,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Decoy Therapeutics inc.

Date: July 15, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President and Chief Financial Officer